Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

Note 14 - Income Taxes

The components of income tax (benefit) expense are summarized as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)

Current income tax expense (benefit):
Federal	$(2,366)	$4,382	$1,982
State	263	836	(136)

	(2,103)	5,218	1,846

Deferred income tax expense (benefit):
Federal	802	(1,592)	5
State	(951)	(253)	(346)

	(149)	(1,845)	(341)

Total Income Tax (Benefit) Expense	$(2,252)	$3,373	$1,505

Note 14 - Income Taxes (Continued)

The tax effects of existing temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are as follows:

	December 31,
	2012	2011
Deferred income tax assets:
Allowance for loan losses	$5,537	$4,822
Other real estate owned expenses	435	-
Depreciation	137	199
Other than temporary impairment on security	1,191	1,191
Non-accrual interest	455	397
Benefit Plans	424	1,530
Benefit Plan-accumulated other comprehensive loss	912	868
Valuation adjustment on loans receivable acquired	812	1,677
Valuation adjustment on securities	371	-
Valuation adjustment on time deposits acquired	138	347
Valuation adjustment on borrowings acquired	-	575
Net operating loss carry forwards (net of valuation allowances)	1,069	345
Unrealized loss on securities available for sale	-	21
Other	134	318

	11,615	12,290

Deferred income tax liabilities:

Unrealized gain on securities available for sale	59	-
Valuation adjustment on securities	-	748
Valuation adjustment on premises and equipment acquired	1,503	1,602

	1,562	2,350

Net Deferred Tax Asset	$10,053	$9,940

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. In making this assessment, management has considered the profitability of current core operations, future market growth, forecasted earnings, future taxable income, and ongoing, feasible and permissible tax planning strategies. If the Company was to determine that it would not be able to realize a portion of its net deferred tax asset in the future for which there is currently no valuation allowance, an adjustment to the net deferred tax asset would be charged to earnings in the period such determination was made. Conversely, if the Company was to make a determination that it is more likely than not that the deferred tax assets for which there is a valuation allowance would be realized, the related valuation allowance would be reduced and a benefit to earnings would be recorded. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and carry forwards are available.

At December 31, 2012, gross deferred tax assets related to net operating loss carry forwards totaled $1,128,000, consisting of $345,000 of federal assets acquired in the 2011 acquisition of Allegiance, $724,000 in state assets related to the Bank, and $59,000 in state assets related to the stand-alone Company. Comparable amounts at December 31, 2011, were gross deferred tax assets of $432,000 consisting of $345,000 of federal assets acquired in the Allegiance acquisition, $37,000 in state assets related to the Bank, and $50,000 in state assets related to the stand-alone Company.

At December 31, 2012 and 2011, the stand-alone Company had $1.0 million and $863,000, respectively, of state net operating loss carry forwards, with related gross deferred tax assets of $59,000 and $50,000, respectively. Due to the uncertainty regarding the ability to realize these carry forwards within the statutory time limits, the related deferred tax asset has been fully offset by valuation allowances of $59,000 and $50,000, respectively, at December 31, 2012 and 2011.

In conjunction with the Company’s acquisition of Allegiance in 2011, the Company acquired a federal net operating loss carry forward of $1.2 million. This carry forward is available for use through 2030; however, in accordance with Internal Revenue Code Section 382, usage of the carry forward is limited to $235,000 annually on a cumulative basis (portions of the $235,000 not used in a particular year may be added to subsequent usage). At December 31, 2012 and 2011, the Company had approximately $987,000 remaining of this federal net operation loss carry forward available to offset future taxable income for federal tax reporting purposes; Based on the current profitability or core operations and expectations that such profitability will continue, the Company’s expects to fully utilize this federal net operation loss carry forward by 2016 ($470,000 in 2013, $235,000 in both 2014 and 2015, and $87,000 in 2016).

Note 14 - Income Taxes (Continued)

At December 31, 2012 and 2011, the Bank had $12.4 million and $635,000, respectively, of state net operating loss carry forwards; the $635,000 at December 31, 2011, which is also included in the December 31, 2012 balance, relates to 2010 and is expected to be recoverable in full via carry forward to a to-be-amended 2011 state tax return. The additional $11.7 million at December 31, 2012, was generated in 2012 and will expire, to the extent not utilized, in 2032. The Bank’s 2012 state net operating loss was the largely the result of two planned transactions designed to enhance the future operations of the Company and the Bank; as discussed in Note 6, the Bank engaged in two bulk sales of impaired loans at a realized loss of $10.8 million. Similar transactions in future periods are not contemplated or anticipated. The Bank, when consolidated with its investment company subsidiary, has generated consistently strong core earnings and projects similarly strong results going forward. The Bank currently employs a state tax planning strategy designed to reduce state taxes by taking advantage of the lower corporate tax rates applicable to investment companies. Accordingly, most of the state taxable income of the consolidated Bank resides in its investment company subsidiary. In order to utilize the 2012 net operating loss of the stand-alone Bank, a portion of the existing strategy will be reversed to increase the level of Bank-consolidated taxable income that will reside in the stand-alone Bank. The expected continuance of the profitable core operations of the consolidated Bank along with the available, feasible and currently in use tax planning strategy will allow full utilization of this net operating loss carry forward.

The following table presents a reconciliation between the reported income tax expense and the income tax expense which would be computed by applying the normal federal income tax rate of 35% in 2012 and 2011 and 34% in 2010 to income before income tax expense:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)

Federal income tax (benefit) expense at statutory rate	$(1,510)	$3,298	$5,382
Increases (reductions) in income taxes resulting from:
State income tax (benefit), net of federal income tax effect	(451)	380	(318)
Merger related items	-	(219)	(4,066)
Other items, net	(291)	(86)	507

Effective Income Tax	$(2,252)	$3,373	$1,505

Effective Income Tax Rate	(52.2)%	35.8%	9.5%